Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IGM Biosciences, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mary Beth Harler, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2024	By:	/s/ Mary Beth Harler
Mary Beth Harler, M.D.
Chief Executive Officer and Director (Principal Executive Officer)